UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008
VICOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18277	04-2742817

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
25 Frontage Road, Andover, Massachusetts 01810
(Address of Principal Executive Offices) (Zip Code)
(978) 470-2900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-10.1 V*I Chip Corporation Amended 2007 Stock Option and Incentive Plan
Ex-10.2 V*I Chip Corporation Form of Incentive Stock Option Agreement
Ex-10.3 V*I Chip Corporation Form of Stock Restriction Agreement

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 6, 2008, the Board of Directors (the “Board”) of V*I Chip Corporation, a Delaware corporation (“V*I Chip”), amended the V*I Chip 2007 Stock Option and Incentive Plan (the “2007 Plan”), which was approved by the sole stockholder of V*I Chip, Vicor Corporation (the “Corporation”), on June 4, 2007. The amended 2007 Plan provides that the Board or a committee of the Board comprised of not less than two directors (in either case, the “Administrator”) may grant stock incentive awards based on the common stock of V*I Chip, including stock options, restricted stock or unrestricted stock. Awards may be granted to employees, directors, consultants and other key persons. Stock options may be granted to employees at a price determined by the Board on the date of the grant, and pursuant to the terms of the Form of Incentive Stock Option Agreement, the Form of Non-Qualified Stock Option Agreement and the Form of Stock Restriction Agreement. There are a total of 62,000,000 shares authorized under the V*I Chip certificate of incorporation, 50,000,000 of which are owned by the Corporation and 12,000,000 of which have been reserved for issuance under the amended 2007 Plan. The period of time during which an option may be exercised and the vesting periods are determined by the Administrator. The term of each option may not exceed ten years from the date of grant. It is the Corporation’s policy that all option grants by V*I Chip are subject to approval of the Corporation’s Compensation Committee.
     On March 6, 2008, the Board also approved a Form of Incentive Stock Option Agreement to be used in connection with incentive stock option awards under the 2007 Plan and amended the Form of Stock Restriction Agreement to reflect the amendment to the 2007 Plan.
     The above statements are qualified in their entirety by reference to the full text of the amended 2007 Plan, which is attached hereto as Exhibit 10.1, the Form of Incentive Stock Option Agreement, which is attached hereto as Exhibit 10.2, and the Form of Stock Restriction Agreement, which is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
10.1	V*I Chip Corporation Amended 2007 Stock Option and Incentive Plan

10.2	V*I Chip Corporation Form of Incentive Stock Option Agreement

10.3	V*I Chip Corporation Form of Stock Restriction Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR CORPORATION
Date: March 11, 2008	By:	/s/ Richard J. Nagel, Jr.
Richard J. Nagel, Jr.
Interim Chief Financial Officer Vice President, Chief Accounting Officer